Other (Expenses) Income	12 Months Ended
Dec. 31, 2011
Other (Expenses) Income [Abstract]
Other (Expenses) Income

Note 18—Other (Expenses) Income

For the year ended December 31, 2011, other (expenses) income includes $14.5 million related to a one-time separation charge of the Voluntary Retirement Program (“VRP”) offered by the Company to all employees who were at least 50 years of age and with a minimum of 15 years of service by December 31, 2011, $2.2 million relating to the refinancing of our senior secured credit facilities, $1.2 million related to a gain in foreign exchange transactions of Latin America operations and a non-recurring and non-cash loss of $1.2 million from the settlement of the derivatives related to our acquisition of a 19.99% equity interest in CONTADO from Popular. (See Note 3 for an additional transaction included within other (expenses) income caption in the accompanying consolidated statements of income).

For the year ended December 31, 2011 and three months ended December 31, 2010, other (expenses) income includes a loss of $0.3 million and $1.4 million, respectively, related to the fair value adjustment of certain indemnification assets, software reimbursements and derivative assets (see Notes 6 and 12).

For the nine months ended September 30, 2010, other (expenses) income includes a pre-tax gain of $2.3 million recognized by EVERTEC in the sale of its 19.99% ownership in IHGC.

Other (expenses) income for the year ended December 31, 2009 includes a pre-tax gain of $7.9 million resulting from the mandatory partial redemption of Visa stock as a result of Visa’s initial public offering (“IPO”). The Visa stock had a book basis of zero prior to the redemption by Visa.